UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 18, 2023

IRIS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-40167	85-3901431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Floor Zephyr House

122 Mary Street, George Town

PO Box 10085

Grand Cayman KY1-1001, Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 971 4 3966949

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fourth of one Redeemable Warrant	IRAAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	IRAA	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock $11.50 per share	IRAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2023, the Board of Directors (the “Board”) of Iris Acquisition Corp (the “Company”) appointed Borade Shashibhushan (“Dr. Borade”) to serve as a director. Dr. Borade has been determined by the Board to be an independent director under the listing rules of Nasdaq. Dr. Borade will serve until the Company’s next annual meeting of stockholders when he is expected to stand for election by a vote of the Company’s stockholders. Dr. Borade has also been appointed to the audit committee of the Board.

Dr. Borade has 14 years of equity statistical arbitrage experience. He is currently Deputy Head of Quantitative Investments at Vatic Investments (“Vatic”). Dr. Borade’s team (an international collaboration across statisticians and physicians) was a finalist in the XPRIZE for scaling up COVID-19 testing. Prior to joining Vatic, Dr. Borade was a Portfolio Manager at Engineers Gate, where he led the design and implementation of a medium frequency research and trading system in global equities. Previously, he was a Vice-President in the equity statistical arbitrage group at D.E. Shaw & Co., where he worked for seven years. Dr. Borade received his Ph.D. and S.M. in Electrical Engineering and Computer Science from Massachusetts Institute of Technology with a Presidential Fellowship. Earlier, he received B.Tech. in Electrical Engineering from the Indian Institute of Technology Bombay in 2002 and was awarded a Silver Medal for the best overall performance in Electrical Engineering.

Dr. Borade will participate in the non-employee director compensation arrangements generally applicable to all of the Company’s non-employee directors.

In connection with the appointment, the Company and Dr. Borade will enter into a deed of indemnity, the form of which was filed with the SEC on February 5, 2021, as Exhibit 10.6 to the Company’s Amendment No. 1 to Registration Statement on Form S-1 dated February 5, 2021.

There are no arrangements or understandings pursuant to which Dr. Borade was selected as a director. Dr. Borade does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS ACQUISITION CORP
Dated: January 18, 2023

	By:	/s/ Sumit Mehta
Name: Sumit Mehta
Title: Chief Executive Officer